Exhibit 99.2
INDEX TO PRO FORMA FINANCIAL INFORMATION

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)

Unaudited Pro Forma Condensed Combined Financial Statements:
Introduction to Unaudited Pro Forma Condensed Combined Financial Statements	23
Unaudited Pro Forma Condensed Combined Balance Sheets at March 31, 2008	25
Unaudited Pro Forma Condensed Combined Statements of Operations for the Three Months Ended March 31, 2008	26
Unaudited Pro Forma Condensed Combined Statements of Operations for the Year Ended December 31, 2007	27
Notes to the Unaudited Pro Forma Condensed Combined Financial Statements	28

THE ORCHARD ENTERPRISES, INC.
INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
     The following unaudited pro forma condensed combined financial statements give effect to the acquisition of substantially all of the assets of TVT Records (a division of TeeVee Toons, Inc – Debtor in Possession) (“TVT Records”) by The Orchard Enterprises, Inc. (“The Orchard”). In accordance with Statement of Financial Accounting Standards No 141, Business Combinations, the purchase price is required to be allocated among the fair values of the assets and liabilities acquired.
     For purposes of these unaudited pro forma condensed combined financial statements, The Orchard has made a preliminary allocation of the purchase price to the assets that were acquired and liabilities that were assumed based on estimates of their fair values. A final determination of the fair values, will be made subsequent to the completion of the acquisition based on a final appraisal report (from a third party) of the actual assets and liabilities acquired.
     The unaudited pro forma condensed combined financial statements presented herein are derived from the historical financial statements of TVT Records and The Orchard, adjusted to give effect to the acquisition of TVT Records by The Orchard for accounting purposes. The pro forma adjustments are described in Note 3 to the pro formas.
     The unaudited pro forma condensed combined balance sheet as of March 31, 2008 gives effect to the proposed acquisition as if it occurred on January 1, 2008, and combines the historical balance sheet of TVT Records and The Orchard as of March 31, 2008.
     The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2008, is presented as if the acquisition was consummated on January 1, 2008, and combines the historical results of The Orchard and TVT Records for the three months ended March 31, 2008. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2007, is presented as if the acquisition was consummated on January 1, 2007, and combines the historical results of The Orchard and TVT Records for the year ended December 31, 2007.

THE ORCHARD ENTERPRISES, INC.
INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS—(Continued)
     These unaudited pro forma condensed combined financial statements have been prepared for illustrative purposes only and are not indicative of the combined financial position or results of operations in future periods or the results that actually would have been realized had The Orchard and TVT Records been a combined company during the periods presented. The pro forma adjustments are based on the preliminary information available at the time of the preparation of these statements and are subject to change. These unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements of The Orchard and TVT Records.

THE ORCHARD ENTERPRISES INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
March 31, 2008

	The Orchard	TVT			Pro Forma
	Enterprises, Inc.	Records.	Pro Forma		The Orchard
	Historical	Historical	Adjustments		Enterprises, Inc.
ASSETS
Current assets:
Cash	$10,737,743	$	$(5,550,000	) (b)	$5,187,743
Accounts receivable — net	7,844,276	2,534,254			10,378,530
Current portion of royalty advances	3,933,449	1,017,532	108,055	(b)	5,059,036
Inventory		162,025			162,025
Prepaid expenses and other current assets	322,578				322,578

Total current assets	22,838,046	3,713,811	(5,441,945)		21,109,912
Royalty advances, less current portion	1,853,994				1,853,994
Music and audio content — net	3,973,462		2,001,139	(b)	5,933,546
			(41,055	) (d)
Property and equipment — net	968,545	137,359	(137,359	) (a)	968,545
Goodwill	24,791,371				24,791,371
Intangible assets			726,995	(b)	723,890
			(3,105	) (d)
Other assets	34,761				34,761

TOTAL ASSETS	$54,460,179	$3,851,170	$(2,895,330)		$55,416,019

LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$988,036	$15,386,152	$(14,386,152	) (a)	$1,988,036
Royalties payable	14,733,084	7,739,978	(7,739,978	) (a)	14,733,084
Accrued expenses	993,844				993,844
Deferred revenue	654,300				654,300
Other current liabilities		627,382	(627,382	) (a)	—

Total current liabilities	17,369,264	23,753,512	(22,753,512)		18,369,264

Commitments and contingencies

REEDEMABLE PREFERRED STOCK:
Series A convertible preferred stock; $.01 par value, 448,833 shares designated; 448,833 issued and outstanding ; liquidation preference of $25,000,000	7,017,245				7,017,245

STOCKHOLDERS’ EQUITY:

Preferred stock; $.01 par value — 1,000,000 shares authorized and 448,833 shares designated; 551,167 shares undesignated; no undesignated shares issued and outstanding ;	—				—

Common stock, $0.01 par value - 30,000,000 shares authorized; 6,266,794 shares issued and outstanding as of March 31, 2008.	62,668				62,668

Additional paid-in capital	55,181,197				55,181,197
Accumulated deficit	(25,197,595)		(41,055	) (d)	(25,241,755)
			(3,105	) (d)
Net assets to be sold		(19,902,342)	19,902,342	(a)	—
Accumulated other comprehensive income	27,400				27,400

Total stockholders’ equity	30,073,670	(19,902,342)	19,858,182		30,029,510

TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$54,460,179	$3,851,170	$(2,895,330)		$55,416,019

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

THE ORCHARD ENTERPRISES INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
For the Three Months Ended March 31, 2008

	The Orchard				Pro Forma
	Enterprises,	TVT			The Orchard
	Inc.	Records	Pro Forma		Enterprises,
	Historical	Historical	Adjustments		Inc.
Revenue	$13,155,770	$2,463,302	$		$15,619,072
Costs of revenues	9,602,680	942,730			10,586,465
Amortization			41,055	(d)

Gross profit	3,553,090	1,520,572	(41,055)		5,032,607

Operating expenses	4,723,252	2,788,481	(13,820	) (c)	7,501,018
			3,105	(d)

Loss from operations	(1,170,162)	(1,267,909)	(30,340)		(2,468,411)

OTHER INCOME (EXPENSE)
Interest income	84,700	—			84,700
Loss on disposal of asset	(21,767)	—			(21,767)
Interest expense	—	(664,351)	664,351	(e)	—
Other income (expense)	2,844	(99,470)			(96,626)

Total other income (expenses)	65,777	(763,821)	664,351		(33,693)

Income taxes

Net income (loss)	$(1,104,385)	$(2,031,730)	$634,011		$(2,502,104)

Loss per share:
Basic	$(0.18)				$(0.40)

Diluted	$(0.18)				$(0.40)

Weighted average shares outstanding
Basic and diluted	6,197,325				6,197,325

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

THE ORCHARD ENTERPRISES INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2007

	The Orchard				Pro Forma
	Enterprises,	TVT			The Orchard
	Inc.	Records	Pro Forma		Enterprises,
	Historical	Historical	Adjustments		Inc.
Revenue	$28,548,834	$16,002,812			$44,551,646
Costs of revenues	20,893,414	7,692,431			28,750,066
Amortization			$164,221	(d)

Gross profit	7,655,420	8,310,381	(164,221)		15,801,580

Operating expenses	14,355,998	19,061,604	(112,525	)(c)	33,317,496
			12,419	(d)

Loss from operations	(6,700,578)	(10,751,223)	(64,115)		(17,515,916)

OTHER INCOME (EXPENSE)
Beneficial conversion feature	(477,430)				(477,430)
Interest income	37,797				37,797
Interest expense	(423,009)	(3,920,489)	3,920,489	(e)	(423,009)
Other income (expense)	(39,096)	16,159			(22,937)

Total other income (expenses)	(901,738)	(3,904,330)	3,920,489		(885,579)

Income taxes		—

Net income (loss)	$(7,602,316)	$(14,655,553)	$3,856,374		$(18,401,495)

Loss per share:
Basic	$(3.18)				$(7.70)

Diluted	$(3.18)				$(7.70)

Weighted average shares outstanding
Basic and diluted	2,390,388				2,390,388

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

THE ORCHARD ENTERPRISES INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
1. The Merger and Basis of Presentation
On June 26, 2008, the United States Bankruptcy Court of the Southern District of New York (“the Bankruptcy Court”) entered an order that, among other things, approved the sale of substantially all of the assets of TVT Records to The Orchard Enterprises, Inc. (“The Orchard”) pursuant to the terms and conditions of the form of asset purchase agreement provided to the Bankruptcy Court. On July 3, 2008, The Orchard and TVT Records entered into a definitive purchase agreement (the “Asset Purchase Agreement”) pursuant to which The Orchard (i) acquired substantially all of the assets of TVT Records’ record label business operations including, but not limited to, masters, artists’ agreements, certain inventory, other property and (ii) assumed certain liabilities of TVT Records related to the Assets. The aggregate purchase price of the Assets was $5,050,000 (subject to reduction). The Company also incurred acquisition costs of $500,000.
In addition to the purchase price referred to above, the Asset Purchase Agreement required The Orchard to cure certain monetary defaults of TVT Records relating to the Assets to be acquired by the Orchard in an amount not to exceed $1,025,000.
2. Preliminary Purchase Price Allocation
     Under the purchase method of accounting, the total purchase price is allocated to the acquired tangible and intangible assets and assumed liabilities of TVT Records based on their estimated fair values as of the closing date. The excess of the purchase price (if any) over the fair value of assets acquired and liabilities assumed is allocated to goodwill. A preliminary allocation of the purchase price to the acquired tangible and intangible assets and assumed liabilities of TVT Records based on their estimated fair values, including acquisition costs as of March 31, 2008, is as follows:

FMV
3/31/2008
Accounts receivable and inventory	$2,696,279
Intangible assets - other	726,995
Royalty advances	1,125,587
Music and audio content	2,001,139
Potential liabilities related to cures	(1,000,000)

Net assets acquired	$5,550,000

     The purchase price allocation is preliminary and will be adjusted when TVT Records completes its final valuation of the tangible and intangible assets acquired and liabilities assumed. Based on the preliminary allocation of the purchase price presented above (with respect to March 31, 2008 assets and liabilities assumed) the excess purchase price resulted in negative goodwill, if any, will be determined based on the acquired assets and liabilities assumed at the closing date (July 3, 2008), such amount may be different than the values presented above.
3. Pro Forma Adjustments
(a) To eliminate the historic book values of TVT Records ( a division of TeeVee Toons, Inc. – Debtor in Possession), that were not acquired or assumed.
(b) To record the preliminary purchase price of TVT Records totaling $5,550,000 (including $500,000 of acquisition costs) by adjusting the historical value of TVT Records assets and liabilities to their estimated fair values as described in Note 2 above.
(c) To eliminate TVT Records historical depreciation expense for assets not acquired.
(d) To record TVT Records pro forma amortization expense based on the preliminary estimated fair value of the underlying assets. Music and audio content which consists of master recordings have been calculated on a pro forma basis using a 10 year amortization period and digital distribution agreements have been calculated on a pro-forma basis based on the life of the contracts which range between two to six years. Intangible assets consist of corporate trade names are based on the estimated expected life of 15 years.
(e) To eliminate interest expense on borrower funds from TeeVee Toons Inc. – Debtor in Possession, as such related obligations will not be assumed by The Orchard.